UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2020 (May 6, 2020)

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2¢ per share	IFF	New York Stock Exchange
6.00% Tangible Equity Units	IFFT	New York Stock Exchange
0.500% Senior Notes due 2021	IFF 21	New York Stock Exchange
1.75% Senior Notes due 2024	IFF 24	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 6, 2020, International Flavors & Fragrances Inc. (the “Company”) held its Annual Meeting of Shareholders. At the Annual Meeting, (i) eleven individuals were elected to serve as directors of the Company; (ii) the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020 was ratified; and (iii) the compensation of the Company’s named executive officers was approved in an advisory vote. Each of these proposals is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 24, 2020 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

The individuals elected to the Company’s Board of Directors for terms expiring at the Annual Meeting in 2021, as well as the number of votes cast for, votes cast against, abstentions and broker non-votes with respect to each of these individuals are set forth below:

	For	Against	Abstain	Broker Non-Votes
Marcello V. Bottoli	80,211,967	2,099,361	42,820	9,496,547
Michael L. Ducker	81,911,666	405,821	36,661	9,496,547
David R. Epstein	75,735,558	6,577,610	40,980	9,496,547
Roger W. Ferguson, Jr.	81,504,187	813,544	36,417	9,496,547
John F. Ferraro	81,967,026	349,299	37,823	9,496,547
Andreas Fibig	76,876,235	5,147,373	330,540	9,496,547
Christina Gold	81,635,007	684,338	34,803	9,496,547
Katherine M. Hudson	81,616,389	699,531	38,228	9,496,547
Dale F. Morrison	81,326,992	986,950	40,206	9,496,547
Dr. Li-Huei Tsai	82,076,955	233,659	43,534	9,496,547
Stephen Williamson	82,065,457	245,787	42,904	9,496,547

The proposal to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020 received the following votes:

For	Against	Abstain
87,143,246	4,352,554	354,895

The advisory proposal to approve the compensation paid to the Company’s named executive officers in 2019, as disclosed in the Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
73,220,618	8,735,523	398,007	9,496,547

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Nanci Prado
Name:	Nanci Prado
Title:	Deputy General Counsel

Date: May 8, 2020